GENERAL MICROWAVE CORPORATION

                        5500 New Horizons Boulevard
                        Amityville, New York  11701



                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD JUNE 25, 1997



TO THE HOLDERS OF COMMON STOCK:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of GENERAL MICROWAVE CORPORATION ("Corporation") will be held at the Melville Marriott Long Island, 1350 Old Walt Whitman Road, Melville, New York 11747 on Wednesday, June 25, 1997 at 11:00 o'clock in the morning, Eastern Daylight Saving Time, for the following purposes:

     l.   To elect a Board of seven Directors.

     2. To consider and vote upon the adoption and approval of the General Microwave Corporation 1997 Non-Employee Director Stock Option Plan.

     3. To transact such other business as may come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on May 6, 1997 as the record date for determination of stockholders entitled to notice of and to vote at the meeting.

     Your attention is called to the attached proxy statement. Whether or not you plan to attend this meeting, you are urged to complete, sign and return the enclosed proxy card, to which no postage need be affixed if mailed in the United States. This may save the Corporation the expense of further proxy solicitation. If you attend the meeting in person, you may withdraw your proxy and vote your own shares.

                      By Order of the Board of Directors.

                               MICHAEL I. STOLZAR,

                                               Secretary

May 29, 1997

                       GENERAL MICROWAVE CORPORATION

                        5500 New Horizons Boulevard
                        Amityville, New York  11701

                   ------------------------------------

                              PROXY STATEMENT

                    FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD JUNE 25, 1997
                    ------------------------------------


The enclosed proxy is being solicited by the Board of Directors of General Microwave Corporation ("Corporation") for use at the annual meeting of stockholders of the Corporation to be held on June 25, 1997. The proxy may be revoked by the stockholder at any time prior to its use at the meeting by submission of a later-dated proxy or by written notice to the Corporation, Attention: Stockholder Relations, or by attendance and voting in person at the Annual Meeting. Solicitation of proxies may be made by mail, personal interviews, telephone and telegraph by officers and regular employees of the Corporation who will not be additionally compensated therefor. Expenses for postage, printing, and handling will be paid by the Corporation and it may reimburse brokers, banks, and other custodians, nominees and fiduciaries for their expenses in sending proxy material to their principals.

Only stockholders of record of the Corporation's Common Stock, par value one cent ($.01) per share ("Common Stock"), at the close of business on May 6, 1997 are entitled to vote. On that date there were 1,205,659 shares of Common Stock outstanding. Each share is entitled to one vote at the meeting.

The principal executive offices of the Corporation are located at 5500 New Horizons Boulevard, Amityville, New York 11701. This notice of meeting and proxy statement and enclosed proxy will be mailed to the Corporation's stockholders of record on or about May 30, 1997.


                              PROPOSAL NO. 1

                           ELECTION OF DIRECTORS

The persons named in the enclosed proxy, or their substitutes, will cast the votes authorized by the proxies received for the election of the nominees listed below as directors for the ensuing year and until their respective successors are elected and qualified. If any nominee is unavailable to serve at the time of election, it is intended that the persons named in the proxy or their substitutes will vote for an alternative nominee who will be designated by the Board of Directors of the Corporation. However, the Board of Directors of the Corporation has no reason to anticipate that any of the nominees listed below will not be candidates.

Directors are elected by a plurality of the votes cast by the holders of the Corporation's Common Stock at a meeting at which a quorum is present. Accordingly, the individuals who receive the largest number of votes cast are elected as directors up to the number of directors to be chosen at the meeting. Shares not voted, whether by abstention, broker non-vote or otherwise, have no impact on the election of directors unless the failure to vote for an individual results in another individual receiving a larger number of votes.
The Corporation will tabulate proxies which are received prior to the meeting. The Corporation intends to have an employee appointed as the inspector of elections at the meeting to receive the tabulation, to tabulate all other votes, and to certify the results of the election.

The following table sets forth the nominees (each of whom is presently a member of the Board of Directors). With respect to each such person, the table sets forth the age, principal occupation during the past five years, office and position presently held with the Corporation, and the year in which the person first became a director.


                         Principal Occupation
                         and Other Positions          Year Term   First Became
      Name          Age  with the Corporation        Will Expire   a Director
      ----          ---  --------------------        -----------  ------------
Sherman A. Rinkel*   71  Chairman of the Board of        1997         1960
                         Directors of the Corporation,
                         Retired President and Chief
                         Executive Officer of the
                         Corporation <F1>

Moe Wind             73  Retired Senior Vice             1997         1960
                         President, Treasurer and
                         Assistant Secretary of
                         the Corporation <F2>

Stanley Simon        79  Owner of Stanley Simon &        1997         1989
                         Associates, management and
                         financial consultants <F3>

Mitchell Tuckman*    46  President and Chief             1997         1994
                         Executive Officer of the
                         Corporation <F4>

Edmond D. Franco     40  Principal of Franco, Lewis      1997         1995
                         & Company, Inc., an invest-
                         ment banking firm <F5>

Michael I. Stolzar   49  Attorney, Partner of Zissu      1997         1995
                         Gumbinger Stolzar &
                         Wasserman <F6>

Michael D. Magidson* 54  Executive Vice President,       1997         1997
                         Gerald Metals, Inc., an
                         international metals
                         merchant, refiner and
                         processor


_________________
*  Member of the Executive Committee of the
   Board of Directors of the Corporation

   Footnotes appear on next page.


<F1>  Mr. Rinkel retired as President and Chief Executive Officer of the Corporation on March 1, 1995. He became Chairman of the Board in May, 1995.

<F2>  Mr. Wind retired as an officer of the Corporation on March 1,
      1992.

<F3>  Mr. Simon is also a director of Gerber Scientific Inc. and
      J. Baker, Inc. and a trustee of Vornado Realty Trust.

<F4>  Mr. Tuckman became President-Chief Executive Officer of the
      Corporation in March, 1995. He was Executive Vice President and Chief Operating Officer of the Corporation from August, 1994 until then. From June, 1993 until August, 1994,
      Mr. Tuckman was Vice President-Microwave Engineering of the Corporation. He was Chief Microwave Engineer of the Corporation before that.

<F5>  Mr. Franco has been a principal of Franco, Lewis & Company,
      Inc., an investment banking firm he co-founded, since July, 1992. From February, 1992 until July, 1992, he was a Senior Advisor to the Ministry of Privatization of the Czech Republic. From January, 1991 until February, 1992, Mr. Franco was an independent financial consultant. From 1989 until December, 1990, Mr. Franco was a Principal-Investment Banking Division of Morgan Stanley & Co., Incorporated. From 1978 until 1989,
      Mr. Franco was an investment banker in the Corporate Finance Department of Drexel, Burnham, Lambert, Incorporated where he held a variety of postions.

<F6>  Mr. Stolzar has been Secretary and Assistant Treasurer of the
      Corporation since June, 1981. During the past five years, he has been principally employed as a practicing attorney. Mr. Stolzar has been a partner of Zissu Gumbinger Stolzar & Wasserman since November, 1980.



The Board of Directors of the Corporation has an Audit Committee and a Compensation Committee, but does not have a Nominating Committee.

The Audit Committee's functions include reviewing annual and quarterly reports and proxy statements sent to stockholders and filed with the Securities and Exchange Commission, recommending to the Board of Directors the engaging of the independent auditors, reviewing with the independent auditors the plan and results of the auditors' engagement and other matters of interest to the Committee and reviewing with the Corporation's officers matters of interest to the Committee including the effectiveness of the Corporation's internal controls and the results of its operations. The Audit Committee, which held four meetings during the Corporation's last fiscal year, consists of three members, Messrs. Simon, Wind and Franco. Mr. Simon is the Chairman of the Audit Committee.

The Compensation Committee's function is to, at its discretion, review and make recommendations to the Board of Directors of the Corporation, the appropriate committee of the Board of Directors of the Corporation, or the Board of Directors of the appropriate subsidiary of the Corporation concerning the salaries and other compensation of the officers of the Corporation and its subsidiaries. The Compensation Committee, which held no formal meetings during the Corporation's last fiscal year, consists of three members, Messrs. Rinkel, Wind and Magidson.

The Board of Directors of the Corporation held four meetings during the Corporation's last fiscal year. During the last fiscal year, each incumbent Director of the Corporation attended at least 75% of the combined total of the meetings of the Board of Directors and the committees on which he served during the period he was a director.

The Corporation is not aware of any family relationships between any director, executive officer, or person nominated or chosen by the Corporation to become a director or executive officer.


                          EXECUTIVE COMPENSATION
                          ----------------------

The following table sets forth information concerning total compensation earned by or paid during each of the last three fiscal years to the President-Chief Executive Officer of the Corporation, the most highly compensated executive officers of the Corporation who served in such capacities on February 28, 1997 and the former Senior
Vice President-Manufacturing of the Corporation (the "named executive officers"). There were no other executive officers of the Corporation whose combined salary and bonus for any of these years exceeded $100,000.


Summary Compensation Table
--------------------------

                                                  Long Term Compensation Awards
Name and Principal   Fiscal   Annual Compensation    Securities Underlying
    Position          Year   Salary($)    Bonus($)     Options/SAR's (#) <F4>
------------------   ------  ---------    --------   ------------------------

Mitchell Tuckman <F1> 1997    142,500        0             10,000
President-Chief       1996    146,000        0                  0
 Executive Officer    1995    135,833        0              5,000


Rozalie Schachter     1997    114,000        0              7,500
Vice President-       1996    117,000        0                  0
 Business Development 1995    120,000        0                  0

Howard Cohen          1997    112,100        0              3,500
Vice President-       1996    115,050        0                  0
 Administration       1995    118,000        0                  0

Arnold H. Levine <F2> 1997    107,500        0              5,000
Vice President-       1996    100,481        0              5,000
 Finance, Treasurer,  1995       -           -                  -
 Chief Financial
 Officer (Principal
 Financial and Chief
 Accounting Officer)

Russell Gulotta <F3>  1997     73,625        -                  -
Former Senior         1996    126,750        0                  0
 Vice President-      1995    127,917        0                  0
 Manufacturing

______________
<F1> Mr. Tuckman became an executive officer of the Corporation during fiscal year 1994. He became President-Chief Executive Officer of the Corporation on March 1, 1995, the first day of fiscal year 1996.
<F2> Mr. Levine became an executive officer of the Corporation during fiscal year 1996.
<F3> Mr. Gulotta ceased to be an executive officer of the
     Corporation in July, 1996.
<F4> The options reported as granted in fiscal year 1997 were previously granted options which were repriced as part of a Corporation-wide option repricing to reflect the current market value of the Corporation's common stock at that time. See "Report on Repricing of Stock Options" which follows.


Stock Option Grants and Exercises
---------------------------------

The Corporation has in effect an employee stock option plan. It does not have any restricted stock or stock appreciation rights plans. The following tables provide information with respect to stock options granted to, held by and exercised by the named executive officers.


Option/SAR Grants in Last Fiscal Year
-------------------------------------

                      Number of       % of Total
                      Securities      Options/SARs    Exercise
                      Underlying      Granted to      or Base
                      Options/SARs    Employees in    Price     Expiration
Name                  Granted (#)<F1> Fiscal Year<F2> ($/Sh)       Date
----                  --------------- --------------- ------    ----------
Mitchell Tuckman          2,500           4.76%        5.00      1/21/2000
                          2,500           4.76%        5.00      5/17/2003
                          5,000           9.52%        5.00      8/25/2004

Rozalie Schachter         5,000           9.52%        5.00      6/25/2000
                          2,500           4.76%        5.00      5/17/2003

Howard Cohen              2,500           4.76%        5.00      1/21/2000
                          1,000           1.90%        5.00      5/17/2003

Arnold H. Levine          5,000           9.52%        5.00      3/12/2005

Russell Gulotta             0              -            -            -





<F1> Incentive stock options repriced as part of the Corporation's option repricing program under which the exercise prices per share of all outstanding 1990 Stock Option Plan stock options were changed to their fair market value on the date of the repricing. The exercisability of the options remained unchanged, i.e. they became or become exercisable in whole or in part as to not more than 25% of the shares originally subject to them commencing 9 months from the date of original grant, and as to an additional 25% after each succeeding 9 month period. See "Report on Repricing of Stock Options" which follows.

<F2> Options for 3,000 shares originally granted in the last fiscal year and repriced have been treated as having been granted only once for purposes of this column.



Aggregate Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
-------------------------------------------------------------------------------

                                                Number of
                                                Securities       Value of
                                                Underlying     Unexercised
                                                Unexercised    In-the-Money
                                                Options/SARs   Options/SARs
                                                at FY-End(#)    at FY-End($)

                  Shares Acquired  Value        Exercisable/   Exercisable/
      Name        on Exercise(#)   Realized($)  Unexercisable  Unexercisable*
      ----        ---------------  -----------  -------------  --------------
Mitchell Tuckman        0              0        8,750/1,250         0/0

Rozalie Schachter       0              0        7,500/0             0/0

Howard Cohen            0              0        3,500/0             0/0

Arnold H. Levine        0              0        2,500/2,500         0/0

Russell Gulotta         0              0            0/0             0/0

* The fair market value and the option exercise price per share of all outstanding options were approximately equal at year end. See Report on Repricing of Stock Options.



Report on Repricing of Stock Options
------------------------------------

In January, 1997, the Stock Option Committee of the Board of
Directors of the Corporation (the "Committee") approved the repricing by amendment of all of the outstanding options to purchase the Corporation's common stock held by employees including officers-directors who were employees. Under the repricing plan, the option exercise price of each outstanding option was amended so the option became exercisable at the fair market value of the Corporation's common stock at the time of the repricing, $5.00 per share. The Committee noted that the overall purpose of the Corporation's 1990 Stock Option Plan had been to attract and retain the services of the Corporation's key employees and to provide incentives to such persons to exert maximum efforts for the Corporation's success. The Committee concluded that the decline in the market value of the Corporation's common stock had frustrated these purposes and diminished the value of the Corporation's stock option program as an element of the Corporation's compensation policy. This was especially so in light of the Corporation's decisions not to provide any significant salary increases for officers during the past three fiscal years. Accordingly, the Committee adopted a repricing program which permitted all outstanding options to be amended to change the per share exercise price to the then current fair market value of the Corporation's common stock.

In connection with the repricing, options to purchase an aggregate of 52,500 shares of common stock were repriced. The new exercise price granted to named executive officers is $5.00 per share.


                                   The Stock Option Committee
                                   Sherman A. Rinkel
                                   Moe Wind
                                   Michael D. Magidson



Employment Arrangements
-----------------------

Before his resignation as a director for reasons of health in January, 1997, Frederick Zissu, the Chairman of the Board of
Directors of the Corporation from its founding until May, 1995, was paid during fiscal year 1997 at the annual rate of $31,300.00 for serving as a director and consultant to the Corporation during the last fiscal year. Other directors who are not officers of the Corporation are each paid $500 for each meeting of the Board of Directors which they attend and $4,000 per year. Members of the Audit Committee of the Board of Directors are also paid $250 for each meeting of the Audit Committee which they attend.

In connection with his retirement as President and Chief Executive
Officer of the Corporation on March 1, 1995 and in lieu of the foregoing director compensation arrangements, Mr. Rinkel was retained as a consultant to the Corporation for a three year period for $25,000 a year and agreed not to compete with the Corporation for three years for $100,000 a year.

In connection with his retirement as an executive officer of the Corporation on December 1, 1994, Mr. Bernard Grand was retained as a consultant to the Corporation for a three year period for $10,000 a year and agreed not to compete with the Corporation for three years for $15,000 a year.


Certain Transactions
--------------------

During the fiscal year ended February 28, 1997, the Corporation paid $109,165 for legal services to the firm of Zissu Gumbinger Stolzar & Wasserman, Esqs., of which Frederick Zissu is of counsel and Michael I. Stolzar is a partner.

During the fiscal year ended February 28, 1997, Franco, Lewis & Company, Inc. of which Edmond D. Franco is a principal, performed, and during the current fiscal year may perform, investment banking services for the Corporation.

During the fiscal year ended February 28, 1997, the Corporation purchased an officers' and directors' liability insurance policy from Great American Insurance Co. for $18,798. The contract dated May 24, 1996 expired on May 24, 1997 and insured all officers and directors including those of subsidiaries, as listed in the Corporation's Annual Report to Stockholders. The contract was renewed for $18,798, and expires on May 24, 1998.



Stock Ownership of Certain Beneficial Owners and Management
-----------------------------------------------------------

The following table sets forth certain information as of April 1, 1997 with respect to the ownership of the Corporation's Common Stock, par value $.01 per share, by each director of the Corporation and nominee for election as a director, each of the named executive officers, all directors and executive officers of the Corporation as a group, and each person known to the Corporation to own beneficially more than five percent of the Corporation's Common Stock.


                              Amount and Nature of       Percent
     Name                    Beneficial Ownership<F1>    of Class<F12>
     ----                    ------------------------    -------------
Sherman A. Rinkel                      85,047 <F2>           7.0%
71 Northgate Circle
Melville, New York  11747

Moe Wind                               53,645                4.4%
31 Longwood Drive
Dix Hills, New York 11746-4715

Stanley Simon                           2,030                  *
c/o Stanley Simon & Associates
70 Pine Street
New York, New York  10270

Mitchell Tuckman                       10,588 <F3>             *
c/o General Microwave Corporation
5500 New Horizons Boulevard
Amityville, New York  11701

Edmond D. Franco                            0                  *
Franco, Lewis & Company
63 Wall Street
New York, New York  10005



Michael I. Stolzar                        200                  *
Zissu Gumbinger Stolzar & Wasserman
950 Third Avenue
New York, New York  10022

Michael D. Magidson                       551 <F4>             *
17 Broadview Road
Westport, Connecticut  06880

Howard Cohen                           17,290 <F5>           1.4%
c/o General Microwave Corporation
5500 New Horizons Boulevard
Amityville, New York  11701

Rozalie Schachter                      12,562 <F6>           1.0%
c/o General Microwave Corporation
5500 New Horizons Boulevard
Amityville, New York  11701

Arnold H. Levine                        2,500 <F7>             *
c/o General Microwave Corporation
5500 New Horizons Boulevard
Amityville, New York  11701

All directors and executive           185,663 <F8>          15.1%
<F13>
officers as a group (11 persons,
including those listed above)

Frederick Zissu                       213,396 <F9>          17.7%
500 Valley Road
Wayne, New Jersey 07470

Russell Gulotta                             0                  *
Controlotron Corp.
30 Oser Avenue
Hauppauge, New York  11788

Shufro, Rose & Ehrman                 230,800 <F10>          19.1%
745 Fifth Avenue
New York, New York  10151

Adam M. Hutt, AMH Equity Ltd.,         71,500 <F11>           5.9%
Jay M. Petschek, Corsair Manage-
ment Company, Inc. and Corsair
Managing Partners
c/o Ladenburg, Thalmann & Co., Inc.
590 Madison Avenue
New York, New York  10022
------------
*   Under 1%

Footnotes appear on next page.




<F1>  Unless otherwise indicated, each person is the direct owner of and has sole voting power and sole investment power with respect to such shares.

<F2>  Does not include 2,420 shares owned by Mr. Rinkel's wife in which shares
      Mr. Rinkel disclaims any beneficial interest.

<F3>  Includes 8,750 shares which Mr. Tuckman could acquire within 60 days upon exercise of stock options.

<F4>  Does not include 4,851 shares owned by Mr. Magidson's wife in which shares Mr. Magidson disclaims any beneficial interest.

<F5>  Includes 3,500 shares which Mr. Cohen could acquire within 60 days upon exercise of stock options.

<F6>  Includes 7,500 shares which Dr. Schachter could acquire within 60 days upon exercise of stock options.

<F7>  Includes 2,500 shares which Mr. Levine could acquire within 60 days upon exercise of stock options.

<F8>  Includes 23,500 shares which could be acquired within 60 days upon exercise of stock options.

<F9>  Does not include 1,000 shares owned by Mr. Zissu's wife in which shares
      Mr. Zissu disclaims any beneficial interest.

<F10> Based on Amendment No. 9 to a Schedule 13G dated February 14, 1997 filed by Shufro, Rose & Ehrman. Shufro, Rose & Ehrman is a broker-dealer registered under the Securities Exchange Act of 1934 and an investment adviser registered under the Investment Advisers Act of 1940. Shufro, Rose & Ehrman has sole voting power with respect to 22,200 shares, shared voting power with respect to 0 shares, sole investment power with respect to 230,800 shares and shared investment power with respect to 0 shares.

<F11> Based on a Schedule 13D dated July 11, 1996 filed by Adam M. Hutt, AMH
      Equity Ltd., Jay P. Petschek, Corsair Management Company, Inc. and Corsair Managing Partners. Mr. Hutt and AMH Equity, Ltd. of which Mr. Hutt is the sole shareholder, director and executive officer, have sole voting power with respect to 0 shares, shared voting power with respect to 47,500 shares, sole investment power with respect to 0 shares and shared investment power with respect to 47,500 shares. Mr. Petschek has sole voting power with respect to 19,200 shares, shared voting power with respect to 4,800 shares, sole investment power with respect to 19,200 shares and shared investment power with respect to 4,800 shares.
      Corsair Managing Partners of which Mr. Petschek is the sole general partner, and Corsair Management Company, Inc., of which Mr. Petschek is the sole shareholder, director and executive officer, has sole voting power with respect to 0 shares, shared voting power with respect to 4,800 shares, sole investment power with respect to 0 shares and shared investment power with respect to 4,800 shares. Amendment No. 1 dated April 17, 1997 to the foregoing Schedule 13D reports that Mr. Hutt's and AMH Equity's ownership of Common Stock had increased as of that date by 12,500 to 60,000 shares of which both had shared voting and shared investment power.

<12>  Based on 1,205,659 shares outstanding as of April 1, 1997.  This number has been adjusted, where necessary, with respect to particular persons by adding to it the number of shares which could be acquired within 60 days upon exercise of stock options.

<F13> Based on 1,229,159 shares.  This number was arrived at by adding to the total number of shares outstanding as of April 1, 1997, the number of shares which could have been acquired within 60 days upon exercise of stock options by persons included in the group.


Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

      Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and directors, and persons who own more than ten (10%) percent of the Corporation's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the American Stock Exchange. Officers, directors and greater than ten (10%) percent stockholders are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by the Corporation, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Corporation believes that during the fiscal year ended February 28, 1997, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten (10%) percent beneficial owners were complied with.


                                PROPOSAL NO. 2

                   SHAREHOLDER ADOPTION AND APPROVAL OF THE
                         GENERAL MICROWAVE CORPORATION
                 1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                 --------------------------------------------

At its meeting held on May 21, 1997, the Board of Directors of the Corporation approved the General Microwave Corporation 1997 Non-Employee Director Stock Option Plan ("option plan"). The Board recommends that the stockholders adopt and approve the option plan at this meeting. One of the principal purposes of this plan is to more closely align directors' compensation with stockholder value.

The purpose of the option plan is to increase the ownership interest in the Corporation of non-employee directors whose services are considered essential to the Corporation's continued progress, to align such interests with those of the stockholders of the Corporation and to provide a further incentive to serve as a director of the Corporation. A summary description of the option plan follows. This description is qualified in its entirety by reference to the full text of the option plan which is attached to this proxy statement as Exhibit A.

The option plan provides for an automatic annual award of options for 2,500 shares of Common Stock to each person who is a non-employee director following the annual meeting of stockholders in each year, commencing with the June 25, 1997 Annual Meeting. The option exercise price is 100% of the fair market value per share of Common Stock on the date of grant, as defined in the option plan. Persons elected to the Board between annual meetings are awarded a pro rata portion of the 2,500 annual option share award for the first year of service.

The option plan covers "non-employee directors" which means a director of the Corporation who is neither an employee of the Corporation nor any subsidiary of the Corporation ("non-employee director"). The option plan authorizes the issuance upon exercise of options of up to 60,000 shares of the Corporation's Common Stock, par value $.01 per share. To the extent an outstanding option expires or terminates unexercised or is cancelled or forfeited, the shares subject to the expired, unexercised, cancelled or forfeited portion of such option are available again for grants of options under the option plan.

Options become cumulatively exercisable as to 33% of the shares subject to the option commencing at the end of a waiting period, 33% on the first day of the second year following the waiting period and 34% on the first day of the third year following the waiting period. The waiting period for this purpose is the January 1st next following the annual meeting of stockholders. Options remain exercisable for a period of 10 years ("exercise period"). Upon the occurrence of a change in control, as defined, the waiting period terminates and all outstanding options become fully exercisable in accordance with the other terms and conditions of the option plan.

Upon exercise, the holder of the option must pay the full purchase price under the option in cash as well as the withholding taxes with respect to such exercise.

The Board of Directors of the Corporation is authorized to amend the option plan from time to time provided that such amendment may not adversely change the terms and conditions of an outstanding option without the optionee's consent; the number of shares subject to an option granted under the option plan, the purchase price therefor, the date of grant and the termination provisions relating to an option cannot be amended more than once every six months, with certain exceptions.

Options awarded under the option plan are not transferable other than by will or the laws of descent and distribution except pursuant to a domestic relations order. During the life of the optionee, options under the option plan are exercisable only by the optionee.

If an optionee ceases to be a director of the Corporation other than by reason of disability, retirement or death, outstanding options can be exercised only to the extent that they were exercisable on the date of termination and expire on the earlier of three months from the date of termination or the expiration of the exercise period. If an optionee ceases to be a director by reason of disability or retirement, each option continues to be exercisable in accordance with its terms. If an optionee dies following termination as a director by reason of disability or retirement, the option continues to be exercisable until the earlier of one year following death or expiration of the exercise period. If the optionee ceases to be a director as a result of death after the expiration of the waiting period, the option becomes immediately vested and exercisable at any time within one year of the optionee's death but in no event after the expiration of the exercise period.

The Corporation believes that under present law, the following are the federal tax consequences generally arising with respect to option grants under the option plan. The grant of an option will create no tax consequences for an optionee or the Corporation. Upon exercising an option, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. The Corporation will be entitled to a deduction for the same amount. The treatment of an optionee on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held. Any gain or loss on a later disposition of shares acquired through the exercise of an option will constitute capital gain or loss to the optionee equivalent to the difference between the share proceeds and the aforementioned fair market value. The applicable holding period to determine whether such gain is long- or short-term is measured from the date of the option exercise. There will be no tax consequences to the Corporation in connection with a disposition of shares acquired under an option.

In the event of any change in the number of issued shares of Common Stock, such as a stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the shares of Common Stock, the total number of shares reserved for issuance under the option plan will be appropriately adjusted and the number of shares covered by each outstanding option and the purchase price per share will be appropriately adjusted. The option plan will be administered by the Corporation's President.

The Corporation's Common Stock is traded on the American Stock Exchange (Symbol
GMW). On May 8, 1997, the fair market value of the Common Stock, i.e. the average between the highest and lowest sales price of the Common Stock on that date on the American Stock Exchange, was $4.25 per share.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.
      --------------------------------------------------------------

The affirmative vote of a majority of all outstanding shares of Common Stock entitled to vote thereon at the meeting is required for adoption and approval of the option plan. Any shares not voted, whether by abstention, broker non-vote or otherwise, have the same effect as a negative vote.


                                 OTHER MATTERS
                                 -------------

Information Respecting the Corporation's Independent Auditors
-------------------------------------------------------------

The Board of Directors of the Corporation has selected KPMG Peat Marwick LLP as independent auditors for the current fiscal year. This firm served in the same capacity for the fiscal year ended February 28, 1997. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting to make any statements they feel appropriate and to respond to appropriate questions directed to them.


Additional Matters to Come Before the Meeting
---------------------------------------------

The Board of Directors of the Corporation does not intend to present any other matters at the meeting, nor does it have any other information that other matters will be brought before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters.


Stockholder Proposals
---------------------

Stockholder proposals for the 1998 Annual Meeting must be received at the principal executive offices of the Corporation, 5500 New Horizons Boulevard, Amityville, New York 11701, Attention: President, not later than January 28, 1998 for consideration for inclusion in the 1998 proxy statement and form of proxy.

                             BY ORDER OF THE BOARD OF DIRECTORS

                                        MICHAEL I. STOLZAR,

                                                           Secretary
May 29, 1997

                                   EXHIBIT A

                         GENERAL MICROWAVE CORPORATION
                 1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                 --------------------------------------------

                          ARTICLE I - Purpose of Plan

      The purpose of the General Microwave Corporation 1997 Non-Employee Director Stock Option Plan ("Plan") is to increase the ownership interest in the Company of non-employee directors whose services are considered essential to the Company's continued progress, to align such interests with those of the shareholders of the Company and to provide a further incentive to serve as a director of the Company.


                           ARTICLE II - Definitions

      Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

      2.1 "1997 Annual Meeting" means the annual meeting of shareholders of the Company scheduled to be held on June 25, 1997, or any adjournment thereof.

      2.2 "Award Summary" means the award summary delivered by the Administrator to each Non-Employee Director upon grant of an Option under the Plan.

      2.3   "Board" means the Board of Directors of General Microwave
Corporation.

      2.4   "Change in Control" shall be deemed to have occurred if
(A) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") other than the Company, any person who as of April 1, 1997 was the "beneficial owner"
(as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty (20%) percent or more of the combined voting power of the Company's then outstanding securities, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner"
(as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty (20%) percent or more of the combined voting power of the Company's then outstanding securities; or
(B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, including for this purpose any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in this Section ) whose election or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

      2.5   "Company" means General Microwave Corporation.

      2.6 "Exercise Period" means the date which is ten (10) years after the Option Grant Date of such Option.

      2.7 "Fair Market Value" means, with respect to any date, the average between the highest and lowest sale prices per Share on the American Stock Exchange Composite Transactions Tape on such date, provided that if there should be no sale of Shares reported on such date the Fair Market Value of a Share on such date shall be deemed equal to the average between the highest and lowest sale prices per Share on such Composite Tape for the last preceding date on which sales of Shares were reported.

      2.8 "Option" means an option to purchase Shares awarded under Article VIII which does not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or any successor law.

      2.9 "Option Grant Date" means the date upon which an Option is granted to a Non-Employee Director.

      2.10 "Optionee" means a Non-Employee Director of the Company to whom an Option has been granted.

      2.11 "Non-Employee Director" means a director of the Company who is neither an employee of the Company nor any subsidiary of the Company.

      2.12  "Plan" means the General Microwave Corporation 1997
Non-Employee Director Stock Option Plan, as amended and restated from time to time.

      2.13 "Shares" means shares of the Common Stock, par value $.01 per share, of the Company. "Shareholder" and "Stockholder" and reference to an "annual meeting of shareholders" or "annual meeting of stockholders" may be used interchangeably herein.

                   ARTICLE III - Administration of the Plan

      3.1 Administrator of Plan. The Plan shall be administered by the Office of the President of the Company ("Administrator").

      3.2 Authority of the Administrator. Except as otherwise provided herein, the Administrator shall have full power and authority to (i) interpret and construe the Plan and to adopt such rules and regulations he or she shall deem necessary and advisable to implement and administer the Plan and (ii) designate persons to carry out his or her responsibilities, subject to such limitations, restrictions and conditions as he or she may prescribe, such determinations to be made in accordance with the Administrator's best business judgment as to the best interests of the Company and its shareholders and in accordance with the purposes of the Plan subject to applicable conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). The Administrator may delegate administrative duties under the Plan to one or more agents as he or she shall deem necessary or advisable.


                      ARTICLE IV - Awards Under the Plan

      Awards in the form of Options shall be granted to Non-Employee Directors in accordance with Article VIII. Each Option granted under the Plan shall be evidenced by an Award Summary.


                            ARTICLE V - Eligibility

      Non-Employee Directors of the Company shall be eligible to participate in the Plan in accordance with Article VIII.


                    ARTICLE VI - Shares Subject to the Plan

      Subject to adjustment as provided in Article XI, the aggregate number of Shares which may be issued upon the exercise of Options shall not exceed 60,000 Shares. To the extent an outstanding Option expires or terminates unexercised or is cancelled or forfeited, the Shares subject to the expired, unexercised, cancelled or forfeited portion of such Option shall again be available for grants of Options under the Plan.


                 ARTICLE VII - Non-Transferability of Options

      All Options under the Plan will be nontransferable and shall not be assignable, alienable, salable or otherwise transferable by the Optionee other than by will or the laws of descent and distribution except pursuant to a domestic relations order entered by a court of competent jurisdiction or as otherwise determined by the Administrator. During the Life of the Optionee, Options under the Plan shall be exercisable only by him or her.

      If so permitted by the Administrator, an Optionee may designate a beneficiary or beneficiaries to exercise the rights of the Optionee under this Plan upon the death of the Optionee. However, any contrary requirement of Rule 16b-3 under the 1934 Act or any successor rule shall prevail over the provisions of this section.


                            ARTICLE VIII - Options

      Each Non-Employee Director shall be granted Options, subject to the following terms and conditions:

      8.1 Time of Grant. On the date of the 1997 Annual Meeting of Shareholders of the Company and, thereafter, on the date of each annual meeting of shareholders of the Company, each person who is a Non-Employee Director immediately after such meeting of shareholders shall be granted an Option to purchase 2,500 Shares. Any person elected to the Board subsequent to the 1997 Annual Meeting at a time other than at any other annual meeting of shareholders who becomes a Non-Employee Director, upon the date of such election, shall be granted an Option to purchase a number of Shares determined by multiplying the number set forth in the preceding sentence by a fraction, the numerator of which shall be the number of days between the date of such election and the date which is the first anniversary of the date of the last preceding annual meeting of shareholders and the denominator of which shall be 365.

      8.2 Purchase Price. The purchase price per Share under each Option granted pursuant to this Article shall be 100% of the Fair Market Value per Share on the Option Grant Date.

      8.3 Option Waiting Period and Exercise Dates. The Shares subject to an Option may be purchased commencing on the January 1 next following the annual meeting of shareholders (the "Waiting Period") as follows:

      33% of such Shares commencing at the end of the Waiting Period;

      33% of such Shares commencing on the first day of the second year following the Waiting Period; and

      34% of such Shares commencing on the first day of the third year following the Waiting Period.

      Subject to Article IX, an Option may be exercised until the end of the Exercise Period. An Option, or portion thereof, may be exercised in whole or in part only with respect to whole Shares.

      To the extent that an Option is not exercised when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable until the expiration of the Exercise Period. Partial exercise will be permitted from time to time within the percentage limitation described above provided that no partial exercise may be for less than twenty (20) Shares.

      Upon the occurrence of a Change in Control, the Waiting Period shall terminate and all outstanding Options shall become immediately fully exercisable pursuant to the other terms and conditions of the Option until the expiration of the Exercise Period.

      8.4 Method of Exercising Option. The Options may be exercised from time to time by written notice to the Company, which shall state the election to exercise the Options and the number of shares with respect to which the Options are being exercised, and shall be signed by the person exercising the Options. Such notice must be accompanied by a check payable to the Company in payment of the full purchase price. After receipt of such notice, the Company will advise the person exercising the option of the amount of withholding tax which must be paid under U.S. Federal, and where applicable, U.S. state and local law resulting from such exercise. Upon receipt of payment of the purchase price and the withholding tax the Company shall, without transfer or issue tax to the person exercising the Options, issue a certificate or certificates for the number of shares covered by such notice of exercise.


                   ARTICLE IX - Termination of Directorship

      9.1 Termination of Service. If an Optionee ceases to be a director of the Company other than by reason of disability, retirement from service on the Board, or death, each Option held by such Optionee may thereafter be exercised by such Optionee (or such Optionee's executor, administrator, guardian, legal representative, beneficiary or similar person) solely to the extent that they were exercisable on the date of such termination and shall expire on the earlier of: (i) three (3) months from the date of such termination or (ii) expiration of the Exercise Period. Options which are not exercisable on the date the Optionee ceases to be a director of the Company shall terminate.

      9.2 Disability, Retirement or Death. If an Optionee ceases to be a director of the Company by reason of disability or retirement from service on the Board, each Option held by such Optionee may thereafter be exercised by such Optionee in accordance with the provisions of Article VIII. If the Optionee dies following termination of service from the Board by reason of retirement or disability, outstanding Options shall be exercisable to the extent that they were exercisable on the date of death by such Optionee's executor, administrator, guardian, legal representative, beneficiary or similar person and shall expire on the earlier of: one year following the date of death or expiration of the Exercise Period. If the Optionee ceases to be a director as a result of death after the expiration of the Waiting Period for an Option award, such Option shall be immediately vested and exercisable by the Optionee's legal representative at any time within one year of the Optionee's death but in no event after the expiration of the Exercise Period. Options which are not exercisable on the date the Optionee ceases to be a director of the Company in accordance with the foregoing shall terminate.


                     ARTICLE X - Amendment and Termination

      The Board may amend the Plan from time to time or terminate the Plan at any time; provided, however, that no action authorized by this Article shall adversely change the terms and conditions of an outstanding Option without the Optionee's consent and, subject to Article XI, the number of Shares subject to an Option granted under Article VIII, the purchase price therefor, the date of grant of any such Option and the termination provisions relating to such Option, shall not be amended more than once every six (6) months, other than to comply with changes in the Internal Revenue Code of 1986, as amended, or any successor law, or the Employee Retirement Income Security Act of 1974, as amended, or any successor law, or the rules and regulations thereunder.


                      ARTICLE XI - Adjustment Provisions

      11.1 If the Company shall at any time change the number of issued Shares without new consideration to the Company (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Shares) or make a distribution of cash or property which has a substantial impact on the value of issued Shares, the total number of Shares reserved for issuance under the Plan shall be appropriately adjusted and the number of Shares covered by each outstanding Option and the purchase price per Share under each outstanding Option shall be adjusted so that the aggregate consideration payable to the Company and the value of each such Option shall not be changed.

      11.2 Notwithstanding any other provision of the Plan, and without affecting the number of Shares reserved or available hereunder, the Administrator shall authorize the issuance, continuation or assumption of outstanding Options or provide for other equitable adjustments after changes in the Shares resulting from any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence in which the Company is the continuing or surviving corporation, upon such terms and conditions as it may deem necessary to preserve their rights under the Plan.

      11.3 In the case of any sale of assets, merger, consolidation or combination of the Corporation with or into another corporation other than a transaction in which the Company is the continuing or surviving corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), any Non-Employee Director who holds an outstanding Option shall have the right (subject to the provisions of the Plan and any limitation applicable to the Option) thereafter and during the term of the Option, to receive upon exercise thereof the Acquisition Consideration (as defined below) receivable upon the Acquisition by a holder of the number of Shares which would have been obtained upon exercise of the Option or portion thereof, as the case may be, immediately prior to the Acquisition. The term "Acquisition Consideration" shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof receivable in respect of one Share of the Company upon consummation of an Acquisition.


                         ARTICLE XII - Effective Date

      The Plan shall be submitted to the shareholders of the Company for adoption in accordance with the provisions of Section 505 of the Business Corporation Law of the State of New York and, if adopted by a majority of all outstanding shares entitled to vote thereon at the 1997 annual meeting of stockholders, shall become effective as of the date of adoption by shareholders of the Company.


                    ARTICLE XIII - Miscellaneous Provisions

      13.1 Governing Law. The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of New York and applicable Federal law.

      13.2 Successors and Assigns. The Plan shall be binding on all successors and permitted assigns of a Non-Employee Director, including, without limitation, the estate of such Non-Employee Director and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Non-Employee Director's creditors.

      13.3 General Restriction. Each Option shall be subject to the requirement that, if at any time the Administrator shall determine, in its sole discretion, that the listing, registration or qualification of any Option under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Options or the grant or settlement thereof, such Option may not be exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrator.

      13.4 Future Rights. No Non-Employee Director shall have any claim or rights to be granted an Option under the Plan, and no Non-Employee Director shall have any rights by reason of the grant of any Options under the Plan to continue as a Director for any period of time, or at any particular rate of compensation.

      13.5 Rights as a Shareholder. A Non-Employee Director shall have no rights as a shareholder with respect to shares covered by Options granted hereunder until the date of issuance of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

      13.6 Fractions of Shares. The Company shall not be required to issue fractions of shares. Whenever under the terms of the Plan a fractional share would be required to be issued the Optionee shall be paid in cash for such fractional share based upon Fair Market Value at the time of exercise of the Option.

      ANNUAL MEETING OF STOCKHOLDERS OF GENERAL MICROWAVE CORPORATION


      The undersigned, revoking all prior proxies, hereby appoints
SHERMAN A. RINKEL and MITCHELL TUCKMAN, or either one of them, proxies, with full power of substitution, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of General Microwave Corporation ("Corporation") to be held at the Melville Marriott Long Island, 1350 Old Walt Whitman Road, Melville, New York 11747 on Wednesday, June 25, 1997 at 11:00 o'clock in the morning, Eastern Daylight Saving Time, and all adjournments thereof, and to vote as directed below upon the proposals which are more fully set forth in the Proxy Statement and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment or adjournments thereof; all as more fully set forth in the Notice of Meeting and Proxy Statement, receipt of which is hereby acknowledged.


                       (Continued and to be Voted, Signed and
                        Dated on Reverse Side)


                                                      (over)


                       ---------------------------
                       Place mark in this box if      [    ]
                       you plan to attend the         [    ]
                       stockholders meeting.
                       ---------------------------

                     PLEASE SIGN AND RETURN PROMPTLY

PROPOSAL NO. 1    Election of Directors-The Board of Directors Recommends
                  a Vote "FOR" Election of Directors.


FOR all nominees        WITHHOLD      SHERMAN A. RINKEL, MOE WIND,
(except as indicated    AUTHORITY     STANLEY SIMON, MITCHELL TUCKMAN,
herein)                to vote for    EDMOND D. FRANCO, MICHAEL I.
                       all nominees   STOLZAR, MICHAEL D. MAGIDSON
                                      (To withhold authority to vote for
       [  ]                [  ]       any individual nominee, write that
       [  ]                [  ]       nominee's name on the space provided
                                      below.)


                                      ------------------------------------


PROPOSAL NO. 2    The Board of Directors Recommends a Vote "FOR" this proposal.


     FOR    AGAINST    ABSTAIN       2. Adoption and approval of the General
                                        Microwave Corporation 1997 Non-Employee
                                        Director Stock Option Plan.
                         __
    [  ]      [  ]      [  ]
    [  ]      [  ]      [__]


Please sign exactly as your name or Dated:_________________ , 1997 names appear hereon. Each joint
owner must sign (Executors, Admin-    ______________________________
istrators, Trustees, etc., will
kindly so indicate when signing).     ______________________________

                                                   Signature(s)



THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

                         SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                            (AMENDMENT NO.   )
Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec.240.14a-11(c) or
Sec.240.14a-12

                      GENERAL MICROWAVE CORPORATION
--------------------------------------------------------------------------
             (Name of Registrant as Specified In Its Charter)



  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------

     5)  Total fee paid:

        ___________________________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
         _____________________________________________
     2)  Form, Schedule or Registration Statement No.:
         _____________________________________________
     3)  Filing Party:
         _____________________________________________
     4)  Date Filed:
         _____________________________________________